THE ADVISORS' INNER CIRCLE FUND

                           FMA SMALL COMPANY PORTFOLIO

                        SUPPLEMENT DATED JANUARY 17, 2008
                                     TO THE
     PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 1, 2007

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION ("SAI") AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS AND SAI.
--------------------------------------------------------------------------------

On December 31, 2007, the Board of Trustees of The Advisors' Inner Circle Fund (the "Board") approved the re-designation of the FMA Small Company Portfolio's (the "Fund") Institutional Class Shares as Investor Shares and the implementation of a shareholder servicing plan effective March 1, 2008. As a result, the prospectus and SAI are hereby amended as follows:


1. ALL REFERENCES TO "SHARES" IN THE PROSPECTUS AND SAI ARE REPLACED WITH "INVESTOR SHARES."

2. ON PAGE 3 OF THE PROSPECTUS, THE FOLLOWING REPLACES THE TABLE AND FOOTNOTES UNDER THE HEADING "ANNUAL FUND OPERATING EXPENSES":

         ------------------------------------------------------------------ -------------------------------------
                                                                                      Investor Shares
         ------------------------------------------------------------------ -------------------------------------
         Management Fees                                                                   0.75%
         ------------------------------------------------------------------ -------------------------------------
         Other Expenses*                                                                   0.53%
         ------------------------------------------------------------------ -------------------------------------
               Shareholder Servicing Fees                                                  0.25%
         ------------------------------------------------------------------ -------------------------------------
         Acquired Fund Fees and Expenses                                                   0.02%
                                                                                           -----
         ------------------------------------------------------------------ -------------------------------------
         Total Annual Fund Operating Expenses**                                            1.30%
         ------------------------------------------------------------------ -------------------------------------

         * Other Expenses have been restated to include the prospective incorporation of the 0.25% Shareholder Servicing Fees effective March 1, 2008.
         ** The operating expenses in this fee table do not correlate to the expense ratio in the Fund's financial statements (or the financial highlights in this prospectus), because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in acquired funds.

         For more information about Management Fees, see "Investment
         Management."

3. ON PAGE 3 OF THE PROSPECTUS, UNDER "EXAMPLE," THE TABLE IS DELETED AND REPLACED WITH THE FOLLOWING:

         ----------------------------- ------------------------ ------------------------ ----------------------------
                    1 Year                     3 Years                  5 Years                   10 Years
         ----------------------------- ------------------------ ------------------------ ----------------------------
                     $132                       $412                     $713                      $1,568
         ----------------------------- ------------------------ ------------------------ ----------------------------

4. ON PAGE 13 OF THE PROSPECTUS, THE FOLLOWING REPLACES THE SECTION WITH THE HEADING "SHAREHOLDER SERVICING ARRANGEMENTS":

         SHAREHOLDER SERVICING ARRANGEMENTS

         The Fund may compensate financial intermediaries for providing a variety of services to shareholders. Financial intermediaries include affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, its service providers or their respective affiliates. This section and the following section briefly describe how financial intermediaries may be paid for providing these services.

         The Fund generally pays financial intermediaries a fee that is based on the assets of the Fund that are attributable to investments by customers of the financial intermediary. The services for which financial intermediaries are compensated may include record-keeping, transaction processing for shareholders' accounts and other shareholder services. In addition to these payments, your financial intermediary may charge you account fees, transaction fees for buying or redeeming shares of the Fund, or other fees for servicing your account. Your financial intermediary should provide a schedule of its fees and services to you upon request.

         The Fund has adopted a shareholder servicing plan that provides that the Fund may pay financial intermediaries for shareholder services in an annual amount not to exceed 0.25% based on average daily net assets. The Fund does not pay these service fees on shares purchased directly. In addition to payments made directly to financial intermediaries by the Fund, the Adviser or its affiliates may, at their own expense, pay financial intermediaries for these and other services to Fund shareholders, as described in the section below.

5. ON PAGE S-32 OF THE SAI, THE FOLLOWING INFORMATION IS INSERTED UNDER THE SECTION WITH THE HEADING "THE DISTRIBUTOR":

         SHAREHOLDER SERVICES

         SHAREHOLDER SERVICING PLAN. The Fund has adopted a shareholder servicing plan (the "Service Plan") under which a shareholder servicing fee of up to 0.25% of average daily net assets attributable to the Investor Shares of the Fund will be paid to other service providers. Under the Service Plan, other service providers may perform, or may compensate other service providers for performing certain shareholder and administrative services as discussed below.

         DESCRIPTION OF SHAREHOLDER SERVICES. Shareholder services may include:
         (i) maintaining accounts relating to clients that invest in shares;
         (ii) arranging for bank wires; (iii) responding to client inquiries relating to the services performed by the services provider; (iv) responding to inquiries from clients concerning their investment in shares; (v) assisting clients in changing dividend options, account designations and addresses; (vi) providing information periodically to clients showing their position in shares; (vii) forwarding shareholder communications from the Fund such as proxies, shareholder reports, annual reports, and dividend distribution and tax notices to clients; and (viii) processing dividend payments from the Fund on behalf of clients.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.



                                                                 FMA-SK-009-0100